                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

         [ ]  Preliminary Proxy Statement
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     MODERN MEDICAL MODALITIES CORPORATION
           ---------------------------------------------------------
                (Name of Registrant as specified in its charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required
         [ ] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l) or
             14a-6(i)(2).
         [ ] $500 per each party to the controversy pursuant to
             Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per
             Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies: _____________________________________________
             (2) Aggregate number of securities to which transaction
                 applies: _____________________________________________
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ____________ (A)
             (4) Proposed maximum aggregate value of transaction: _________
             (5) Total fee paid: _____________________________________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any of the fee is offset as provided by Exchange Act
             Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid: _____________________________________
             (2) Form, Schedule or Registration Statement No.:________________
             (3) Filing Party: _______________________________________________
             (4) Date Filed: _________________________________________________

                      MODERN MEDICAL MODALITIES CORPORATION
                               439 Chestnut Street
                             Union, New Jersey 07083
                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD October 30, 2003

TO THE STOCKHOLDERS OF MODERN MEDICAL MODALITIES CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Modern Medical Modalities Corporation (the "Company") will be held at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, 9th Floor, New York, New York 10022 on October 30, 2003, at 11:00 A.M., local time for the following purposes:

         1. To elect the Board of Directors of Modern Medical Modalities Corporation for the ensuing year;

         2. To approve an amendment to the Company's Restated and Amended Certificate of Incorporation, a copy of which is attached hereto as Appendix A, to increase the number of the Company's authorized shares, $.0002 par value per share, from 15,000,000 to 100,000,000 ("Amendment I");

         3. To approve an amendment to the Company's Restated and Amended Certificate of Incorporation, a copy of which is attached hereto as Appendix A along with Amendment I, providing for 1,000,000 shares of "blank check" preferred stock ("Amendment II");

         4. To approve the adoption of the Company's 2003 Stock Option Plan, a copy of which is attached hereto as Appendix B;

         5. To ratify the appointment of Liebman Goldberg & Drogin, LLP as the Company's independent certified public accountants for the ensuing year; and

         6. To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

Stockholders of record at the close of business on September 26, 2003 are entitled to notice of and to vote at the meeting.

In order to ensure a quorum, it is important that Stockholders representing a majority of the total number of shares issued and outstanding and entitled to vote, be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

October 1, 2003

                                      By Order of the Board of Directors

                                      /s/ Baruh Hayut
                                      Chairman of the Board of Directors

                      MODERN MEDICAL MODALITIES CORPORATION
                               439 Chestnut Street
                             Union, New Jersey 07083
                                ----------------
                                 PROXY STATEMENT
                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                    To Be Held at 11:00 A.M. October 30, 2003


         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Modern Medical Modalities Corporation (herein called the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the offices of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, 9th Floor, New York, New York 10022 on October 30, 2003, at 11:00 A.M. local time, and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the meeting and voting. This statement, the accompanying Notice of Meeting and form of proxy have been first sent to the Stockholders on or about October 10, 2003.

         In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non- votes are counted as voted either for or against a proposal.

         All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the election of directors of the nominees described below.


                             OWNERSHIP OF SECURITIES

         Only Stockholders of record at the close of business on September 26, 2003, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the meeting. As of September 26, 2003, there were issued and outstanding 14,506,471 shares of Common Stock.

         Each outstanding share is entitled to one vote on all matters properly coming before the meeting. A majority of the shares of the outstanding Common Stock is necessary to constitute a quorum for the meeting.

         The following table sets forth certain information as of September 26, 2003 with respect to each beneficial owner of five percent (5%) or more of the outstanding shares of Common Stock of the Company, each officer and director of the Company and all officers and directors as a group. The table does not include securities exercisable into common stock that have not yet vested or are not exercisable within 60 days of the date hereof. Unless otherwise indicated, the address of each such person or entity is 439 Chestnut Street Union, New Jersey 07083.

Name and Address                  Number of Shares              Percentage of
Of Beneficial Owner               Beneficially Owned(1)         Common Stock
-------------------               ---------------------         -------------

Baruh Hayut                                   -0-                    0.0%

Jacov Hayut                            12,045,000                   83.0%

Minesh Patel                                  -0-                    0.0%

All officers and directors             12,045,000                   83.0%
as a group (3 persons)

-------------
(1) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

Equity Compensation Plan Information

Plan category                Number of Securities to     Weighted-average            Number of securities
                             be issued upon exercise     exercise price of           remaining available for
                             of outstanding options,     outstanding options,        future issuance under
                             warrants and rights         warrants and rights         equity compensation
                                                                                     plans
---------------------------  --------------------------- --------------------------- ---------------------------
Equity compensation          300,000                     $2.125                      200,000
plans approved by
security holders
---------------------------  --------------------------- --------------------------- ---------------------------
Equity compensation          -0-                         -0-                         -0-
plans not approved by
security holders
---------------------------  --------------------------- --------------------------- ---------------------------


This proxy statement contains certain forward-looking statements which involve risks and uncertainties. The company's actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including those set forth below and elsewhere in this Proxy Statement.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the authorized number of directors shall be as set by the Board of Directors but shall not be less than three. The directors hold office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

         Three Directors, constituting the entire Board of Directors of the Company, are to be elected at the meeting to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Unless such authority is withheld, proxies will be voted for election of the three persons named below, each of whom are now serving as Directors, and each of whom has been designated as a nominee.

Stockholder Vote Required

         The election of the directors will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting of Stockholders.

The Board of Directors Recommends a Vote for Election to the Board of Directors
                     of the Company of Each of the Nominees

         The members of the Board of Directors and executive officers of the Company and their ages and positions with the Company are as follows:

Name                 Age     Position
----                 ---     --------
Baruh Hayut          40      Chairman of the Board of Directors and Chief
                             Executive Officer

Jacov Hayut          35      President, Chief Operating Officer, Secretary and
                             Director

Minesh Patel         30      Chief Financial Officer and Director

Each of the above officers and directors shall hold office until the next annual meeting of the Company's shareholders and until a successor is elected and qualified.

BARUH HAYUT was appointed Chairman of the Board of Directors and Chief Executive Officer on March 31, 2003. From June 2002 through March 31, 2003, Mr. Hayut served as a financial consultant to the Company. Prior thereto, Mr. Hayut served as a corporate finance and investment banker with Thomhil Group and Joseph Charles and Associates. From 1992 to 1997, Mr. Hayut was a registered representative with H.J. Meyers & Co.

JACOV HAYUT was appointed Chairman of the Board of Directors, Chief Executive Officer and Acting Chief Financial Officer of the Company in June 2002 and served in these capacities until March 31, 2003. Mr. Hayut has however retained the positions of Director, President, Chief Operating Officer and Secretary. From 1995 to present, Mr. Hayut has been President and Chief Operating Officer of AA Flooring based in Atlanta, Georgia. From 1993 to 1995, Mr. Hayut was a registered representative with H.J. Meyers & Co. and Argent Securities Corp.

MINESH PATEL was appointed to the Board of Directors of the Company in June 2002 and on November 2002 was appointed Chief Financial Officer. From February 2001 through November 2002, Mr. Patel was an Investment Broker with the firm of JP Turner & Company LLC. From October 1998 through February 2001, Mr. Patel was an Investment Broker with the firm of JW Genesis. Mr. Patel received his Masters in Business Administration with a concentration in Finance from Georgia State University.

Committees and Meetings of the Board of Directors

         There were no meetings of the Company's Board of Directors during 2003. There were two unanimous written consents of the Company's Board of Directors, pursuant to the New Jersey Corporation Laws, during 2003.


                           SUMMARY COMPENSATION TABLE

          The following table sets forth all cash compensation for services rendered in all capacities to the Company, for the year ended December 31, 2002 (referred to as "2002" in this table), the year ended December 31, 2001 (referred to as "2001" in this table) and the year ended December 31, 2000 (referred to as "2000" in this table) paid to the Company's Chief Executive Officer and/or President. Roger Findlay served as the Company's President through June 2002, at which time Mr. Jacov Hayut was appointed Chief Executive Officer.


Name and Principal
Position                                    Year              Salary
--------                                    ----              ------
Jacov Hayut                                 2002              $12,436
(from June 2002)

Roger Findlay                               2002              $22,531
Chairman of the                             2001              $69,275
Board of Directors                          2000              $90,658
 and President
(through June 2002)


Employee Pension Plan

         The Company does not currently have an employee pension plan.

Stock Option Plan

         In July 1999, the board of directors and shareholders adopted the 1999 stock option plan. The plan will be administered by the compensation committee or our board of directors, who will determine among other things, those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of the options and the option exercise price. The options may be granted as either or both of the following: (a) incentive stock options, or (b) non-qualified stock options. 500,000 shares may be issued under this plan. To date, 300,000 options have been granted under the plan.

         In connection with the plan, the exercise price of each incentive stock option may not be less than 100% of the fair market value of our common stock on the date of grant or 110% of fair market value in the case of an employee holding 10% or more of our outstanding common stock. The aggregate fair market value of shares of common stock for which incentive stock options granted to any employee are exercisable for the first time by such employee during any calendar year, pursuant to all of our, or any related corporation's, stock option plan, may not exceed $100,000. Non-qualified stock options may be granted at a price determined by our compensation committee, but not at less than 85% of the fair market value of our common stock. Stock options granted pursuant to our stock option plan will expire not more than ten years from the date of grant.

         The plan is effective for a period of ten years, expiring in 2009. Options may be granted to officers, directors, consultants, key employees, advisors and similar parties who provide their skills and expertise to us. The plan is designed to enable our management to attract and retain qualified and competent directors, employees, consultants and independent contractors. Options granted under the plan may be exercised for up to ten years, and shall be at an exercise price all as determined by our board. Options are non-transferable except by the laws of descent and distribution or a change in control of us, as defined in the plan, and are exercisable only by the participant during his or her lifetime. Change in control includes (a) the sale of substantially all of the assets of us and merger or consolidation with another company, or (b) a majority of the board changes other than by election by the stockholders pursuant to board solicitation or by vacancies filled by the board caused by death or resignation of such person.

         If a participant ceases affiliation with us by reason of death, permanent disability or retirement at or after age 70, the option remains exercisable for one year from such occurrence but not beyond the option's expiration date. Other types of termination allow the participant three months to exercise, except for termination for cause which results in immediate termination of the option.

         Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by us become available again for issuance under the plan.

         The plan may be terminated or amended at any time by our board of directors, except that the number of shares of common stock reserved for issuance upon the exercise of options granted under the plan may not be increased without the consent of our stockholders.

Certain Relationships and Related Transactions

Modern Medical believes that the transactions set forth below were made on terms no less favorable to it than could have been obtained from unaffiliated third parties. All future transactions, including any loans between Modern Medical and any of its officers, directors, principal stockholders and their affiliates will be approved by a majority of Modern Medical's board of directors and will continue to be on terms no less favorable to Modern Medical than could be obtained from unaffiliated third parties.

In June 2002, the Company issued an aggregate of $220,000 principal amount of its 9.25% convertible secured promissory notes to Jacov Hayut which are due on June 2007. The notes are convertible at anytime while any portion of it is outstanding into shares of the Company's common stock at the lowest bid price of the Common Stock as reported on the OTC Bulletin Board during the 30 days prior to the date a duly executed Notice of Conversion is delivered to the Company. As of December 31, 2002, an aggregate of $25,000 principal amount has retired by the Company. Jacov Hayut is a Director and Officer of the Company.

         In June 2002, the Company issued an aggregate of $100,000 principal amount of its 9.25% convertible secured promissory notes to Motti Sharon which are due on June 2007. The notes are convertible at anytime while any portion of it is outstanding into shares of the Company's common stock at the lowest bid price of the Common Stock as reported on the OTC Bulletin Board during the 30 days prior to the date a duly executed Notice of Conversion is delivered to the Company. Motti Sharon was a Director of the Company at the time the notes were issued.

                             Section 16(a) Reporting

         Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.'s OTC Bulletin Board. Specific due dates for these reports have been established. During the year ended December 31, 2002, the Company believes all reports required to be filed by Section 16(a) were filed on a timely basis.

                                 PROPOSAL NO. 2

         AMENDMENT OF RESTATED AND AMENDED CERTIFICATE OF INCORPORATION
            TO INCREASE THE AUTHORIZED NUMBER OF THE COMPANY'S SHARES


         The Board of Directors of the Company has adopted resolutions proposing an amendment to the Company's Amended and Restated Certificate of Incorporation which would amend the first paragraph of Article Fourth of the Company's Restated and Amended Certificate of Incorporation to increase the Company's authorized number of shares, $.0002 par value, to 100,000,000 shares from the 15,000,000 shares currently authorized. There are currently 14,506,471 shares of Common Stock outstanding. Of the 100,000,000 shares, the Company will designate 99,000,000 of the 100,000,000 shares authorized as Common Stock, $.0002 par value per share. The Company does not currently have any plans, proposals or arrangements, written or otherwise, to issue any of the additional shares to be authorized pursuant to this proposal.

         The Board believes that it is advisable to authorize for issuance a sufficient number of shares of Common Stock in order to enable the Company to take advantage of favorable financing opportunities that may arise in the future. The Board believes that the availability of such shares for issuance in the future will give the Company greater flexibility (with respect to the purpose of such issuance and the nature of any consideration that may be received therefor) and permit such shares to be issued without the expense and delay of holding a stockholders meeting. The shares would be available for issuance by the Board without further stockholder authorization, except as may be required by law or by the rules of any national quotation system or stock exchange on which the shares of Common Stock may then be listed. The issuance of any additional shares of Common Stock may result in a dilution of the voting power of the holders of outstanding shares of Common Stock and their equity interest in the Company.

         Although not intended as an anti-takeover device, issuing additional shares of the Common Stock could impede a non-negotiated acquisition of the Company by diluting the ownership interests of a substantial stockholder, increasing the total amount of consideration necessary for a person to obtain control of the Company, or increasing the voting power of friendly third-parties.

Stockholder Vote Required

         Approval of the amendment to the Restated and Amended Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.


          The Board of Directors recommends a vote for approval of the amendment to the Company's Restated and Amended Certificate of Incorporation
                  to increase the number of authorized shares.

                                 PROPOSAL NO. 3

            APPROVAL OF AMENDMENT II TO THE ARTICLES OF INCORPORATION

General

         The Board of Directors have approved and recommend that the stockholders approve an amendment to the Company's Restated and Amended Certificate of Incorporation, whereby 1,000,000 shares of "blank check" preferred stock is provided for. The Company does not currently have any plans, proposals or arrangements, written or otherwise, to issue or designate any of the "blank check" preferred stock to be authorized pursuant to this proposal.

         The Board of Directors believes that the authorization of "blank check" preferred stock will enable the Company to appropriately meet future needs. Amendment II is being sought because the Board of Directors believes that it is advisable and in the best interests of the Company to have available shares of preferred stock to provide the Company with greater flexibility in financing the continued operations of the Company and undertaking capital restructuring, financing and future acquisitions. The Company believes that the "blank check" preferred stock will provide the Company with a capital structure better suited to meet its short and long term capital needs. Having "blank check" preferred stock will permit the Company to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. This will allow the Company to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

         Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the Company's Board of Directors, without the necessity of obtaining approval of the stockholders. The issuance and designation of any shares of "blank check" preferred stock may result in a dilution of the voting power of the holders of outstanding shares of Common Stock and their equity interest in the Company.

         Although not intended as an anti-takeover device, issuing shares of the preferred stock could impede a non-negotiated acquisition of the Company by diluting the ownership interests of a substantial stockholder, increasing the total amount of consideration necessary for a person to obtain control of the Company, or increasing the voting power of friendly third-parties.

Stockholder Vote Required

         Approval of the amendment to the Restated and Amended Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.


          The Board of Directors recommends a vote for approval of the amendment to the Company's Restated and Amended Certificate of Incorporation
        to provide for 1,000,000 shares of "blank check" preferred stock.

                                   PROPOSAL 4

                            ADOPTION OF THE COMPANY'S
                             2003 STOCK OPTION PLAN

         The Company's 2003 Stock Option Plan (the "2003 Option Plan") was adopted by the Board of Directors in September 2003. The purpose of the 2003 Option Plan is to grant officers, employees and others who provide significant services to the Company a favorable opportunity to acquire Common Stock so that they have an incentive to contribute to its success and remain in its employ. Under the 2003 Option Plan, the Company is authorized to issue options for a total of 2,000,000 shares of Common Stock. The Company does not have any current plans to make grants under the 2003 Option Plan at this time.

Description of 2003 Stock Option Plan

         All officers and other employees of the Company and other persons who perform significant services for or on behalf of the Company are eligible to participate in the 2003 Option Plan. The Company currently has approximately 30 full-time employees.

         The Company may grant under the 2003 Option Plan both incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that do not qualify for incentive treatment under the Code ("Nonstatutory Options").

         A copy of the 2003 Option Plan is attached hereto as Appendix A. The following summary of the 2003 Option Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2003 Option Plan.

Administration

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), if each member is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a disinterested person. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         Subject to the provisions of the 2003 Option Plan, the Committee has the authority to construe and interpret the 2003 Option Plan, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the 2003 Option Plan and to make all other determinations necessary or advisable for its administration. Subject to the limitations of the 2003 Option Plan, the Committee also selects from among the eligible persons those individuals who will receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).

Stock Subject to the 2003 Option Plan

         Subject to adjustment as described below, the stock to be offered under the 2003 Option Plan are shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the 2003 Option Plan or any stock option agreement ("Stock Option Agreement") entered into pursuant to the 2003 Option Plan. The cumulative aggregate number of shares of Common Stock to be issued under the 2003 Option Plan will not exceed 2,000,000, subject to adjustment as described below.

Exercise Price

         The exercise price of each Incentive Stock Option granted under the 2003 Option Plan will be determined by the Committee, but will be not less than 100% of the "Fair Market Value" (as defined in the 2003 Option Plan) of Common Stock on the date of grant (or 110% of Fair Market Value in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The exercise price of each Nonstatutory Option will be determined by the Committee, but will not be less than 85% of the Fair Market Value of Common Stock on the date of grant. Whether an option granted under the 2003 Option Plan is intended to be an Incentive Stock Option or a Nonstatutory Stock Option will be determined by the Committee at the time the Committee acts to grant the option and set forth in the related Stock Option Agreement.

         "Fair Market Value" for purposes of the 2003 Option Plan means: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to such date as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable. On September 30, 2003, the Fair Market Value was $0.12 per share based on the closing sale price of the Common Stock as reported on the OTC Bulletin Board.

         In the discretion of the Committee exercised at the time the option is exercised, the exercise price of any option granted under the 2003 Option Plan will be payable in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise. In the discretion of the Committee and upon receipt of all regulatory approvals, an optionee may be permitted to deliver as payment in whole or in part of the exercise price certificates for Common Stock of the Company (valued for this purpose at its Fair Market Value on the day of exercise) or other property deemed appropriate by the Committee. So-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board also will be permitted in the discretion of the Committee. The Committee also has discretion to permit consecutive book entry stock-for-stock exercises of options.

         Irrespective of the manner of payment of the exercise price of an option, the delivery of shares pursuant to the exercise will be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all applicable federal, state and local withholding taxes.

Exercise Period

         The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 30 days following a Termination of Employment for any reason other than death or disability or six months following a Termination of Employment for disability or following an optionee's death; provided, however, that in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

Exercise of Options

         Each option granted under the 2003 Option Plan will become exercisable in a lump sum or in such installments, which need not be equal, as the Committee determines, provided, however, that each option will become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted. If in any given installment period the holder of an option does not purchase all of the shares which the holder is entitled to purchase in that installment period, the holder's right to purchase any shares not purchased in that period will continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in the 2003 Option Plan as to the number of shares as to which Incentive Stock Options may first become exercisable in any year.

Transferability of Options

         An option granted under the 2003 Option Plan will be nontransferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and will be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process.

Conditions to Issuance of Stock Certificates; Legends

         In order to enforce any restrictions imposed upon Common Stock issued upon exercise of any option granted under the 2003 Option Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock.

Adjustments Upon Changes in Capitalization; Merger and Consolidation

         If the outstanding shares of Common Stock are changed into, or exchanged for cash or different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination stock reclassification or similar transaction, an appropriate adjustment will be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee will also make a corresponding adjustment in the number or kind of shares, and the exercise price per share allocated to unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of Common Stock, the Committee will make such an adjustment to the exercise prices of options then outstanding under the 2003 Option Plan as it determines is appropriate and equitable to reflect such diminution.

         In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into another security, a sale of more than 50% of the Company's assets, or a similar event that the Committee determines would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option.

         No fractional shares of Common Stock will be issued on account of any of the foregoing adjustments.

Amendment and Termination

         The Board or the Committee may at any time suspend, amend or terminate the 2003 Option Plan and may, with the consent of an optionee, make such modifications of the terms and conditions of such optionee's option as it deems advisable; provided, however, that without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. The amendment, suspension or termination of the 2003 Option Plan will not, however, without the consent of the optionee to be affected, alter or impair any rights or obligations under any option.

         No option may be granted during any period of suspension nor after termination of the 2003 Option Plan.

Privileges of Stock Ownership; Reports to Option Holders

         A participant in the 2003 Option Plan will not be entitled to the privilege of stock ownership as to any shares of Common Stock unless and until they are actually issued to the participant.

         The Company will furnish to each optionee under the 2003 Option Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

Termination

         Unless earlier terminated by the Board or the Committee, the 2003 Option Plan will terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board. The termination of the 2003 Option Plan will not affect the validity of any Stock Option Agreement outstanding at the date of such termination.

Federal Income Tax Treatment

         Under the Code, neither the grant nor the exercise of Incentive Stock Options is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the Incentive Stock Option. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income.

         Optionees who receive Nonstatutory Options will be subject to taxation upon exercise of such options on the spread between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. Nonstatutory Options do not give rise to a tax preference item subject to the alternative minimum tax.

Stockholder Vote Required

         Approval of the Company's 2003 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.

            The Board of Directors recommends a vote for approval of
                      the Company's 2003 Stock Option Plan.

                                   PROPOSAL 5

              RATIFICATION OF LIEBMAN GOLDBERG & DROGIN, LLP AS THE
               COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


         Subject to ratification by the stockholders, the Board of Directors appointed Liebman Goldberg & Drogin, LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2003. Liebman Goldberg & Drogin, LLP has been the Company's independent auditors since January 5, 2001.

Audit Fees. In connection with the audit of the Company's annual financial statements for fiscal year 2002, Liebman Goldberg & Drogin, LLP billed the Company approximately $22,500.

Financial Information Systems Design and Implementation Fees and All Other Fees. The aggregate fees billed by Liebman Goldberg & Drogin, LLP for professional services rendered during fiscal year 2002 relating to the review of the Company's tax returns, audit of the Company's pension plans, consultations on accounting standards and other miscellaneous services was $20,250.

The Board of Directors has considered whether provision of the services described above under the caption "Financial Information Systems Design and Implementation Fees and All Other Fees" is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected Liebman Goldberg & Drogin, LLP's independence.

A representative of Liebman Goldberg & Drogin, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to respond to appropriate questions from shareholders.

Stockholder Vote Required

         Ratification of the appointment of Liebman Goldberg & Drogin, LLP as independent certified public accountants will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders.

      The Board of Directors recommends a vote for the ratification of the appointment of Liebman Goldberg & Drogin, LLP as the Company's Independent
                          Certified Public Accountants.


                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more Stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgment.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              STOCKHOLDER PROPOSALS

         In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before March 31, 2004.

               ANNUAL AND QUARTERLY REPORTS TO THE SECURITIES AND
                               EXCHANGE COMMISSION

         The Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, will be made available to Stockholders free of charge by writing to Modern Medical Modalities Corporation, 439 Chestnut Street Union, New Jersey 07083, Attention: Corporate Secretary.

By Order of the Board of
Directors of Modern Medical Modalities Corporation

/s/ Baruh Hayut

Baruh Hayut
Chairman of the Board of Directors
October 1, 2003

Appendix A

Amendment I and Amendment II:

            "FOURTH. The aggregate number of shares which this corporation is authorized to issue is one hundred million (100,000,000), divided into classes as follows:

                  A. Ninety-nine million (99,000,000) shares of common stock, $.0002 par value per share (hereinafter called the "Common Stock), and

                  B. One million (1,000,000) shares of preferred stock, $.0002 par value per share, to be issued in series (hereinafter called the "Preferred Stock").

                           The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of this corporation:
                           The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of this corporation to fix by resolution, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations, and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the New Jersey Business Corporation Act."

Appendix B











                      MODERN MEDICAL MODALITIES CORPORATION
                             2003 STOCK OPTION PLAN

















                          As adopted September __, 2003

1. PURPOSE OF PLAN; ADMINISTRATION

   1.1  Purpose.
        -------

         The Modern Medical Modalities Corporation 2003 Stock Option Plan (hereinafter, the "Plan") is hereby established to grant to officers and other employees of Modern Medical Modalities Corporation (the "Company") or of its parents or subsidiaries (as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code")), if any (individually and collectively, the Company"), and to non-employee directors, consultants and advisors and other persons who may perform significant services for or on behalf of the Company, a favorable opportunity to acquire common stock, $.0002 par value ("Common Stock"), of the Company and, thereby, to create an incentive for such persons to remain in the employ of or provide services to the Company and to contribute to its success.

         The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Options"). Unless expressly provided to the contrary herein, all references herein to "options," shall include both incentive Stock Options and Nonstatutory Options.

   1.2  Administration.
        --------------

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), if each member is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a Non-Employee Director. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board. Until such time that the Committee is properly appointed, the Board shall administer the Plan in accordance with the terms of this Section 1.2.

         A majority of the members of the Committee shall constitute a quorum for the purposes of the Plan. Provided a quorum is present, the Committee may take action by affirmative vote or consent of a majority of its members present at a meeting. Meetings may be held telephonically as long as all members are able to hear one another, and a member of the Committee shall be deemed to be present for this purpose if he or she is in simultaneous communication by telephone with the other members who are able to hear one another. In lieu of action at a meeting, the Committee may act by written consent of a majority of its members.

         Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan and all Stock Option Agreements (as defined in Section 3.4) entered into pursuant hereto and to define the terms used therein, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper; and, provided, further, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. Subject to the express limitations of the Plan, the Committee shall designate the individuals from among the class of persons eligible to participate as provided in Section
1.3 who shall receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).


                                      B-1-

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

   1.3  Participation.
        -------------

         Officers and other employees of the Company, non-employee directors, consultants and advisors and other persons who may perform significant services on behalf of the Company shall be eligible for selection to participate in the Plan upon approval by the Committee; provided, however, that only "employees" (within the meaning of Section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Stock Options. An individual who has been granted an option may, if otherwise eligible, be granted additional options if the Committee shall so determine. No person is eligible to participate in the Plan by matter of right; only those eligible persons who are selected by the Committee in its discretion shall participate in the Plan.

   1.4  Stock Subject to the Plan.
        -------------------------

         Subject to adjustment as provided in Section 3.5, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the Plan or any Stock Option Agreement entered into pursuant hereto. The cumulative aggregate number of shares of Common Stock to be issued under the Plan shall not exceed 2,000,000, subject to adjustment as set forth in Section 3.5.

         If any option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For purposes of this Section 1.4, where the exercise price of options is paid by means of the grantee's surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" for purposes of the Plan.


                                      B-2-

2. STOCK OPTIONS

   2.1  Exercise Price; Payment.
        -----------------------

         (a) The exercise price of each Incentive Stock Option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the "Fair Market Value" (as defined below) of Common Stock on the date of grant. If an Incentive Stock Option is granted to an employee who at the time such option is granted owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company, the option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant. The exercise price of each Nonstatutory Option also shall be determined by the Committee, but shall not be less than 85% of the Fair Market Value of Common Stock on the date of grant. The status of each option granted under the Plan as either an Incentive Stock Option or a Nonstatutory Option shall be determined by the Committee at the time the Committee acts to grant the option, and shall be clearly identified as such in the Stock Option Agreement relating thereto.

         "Fair Market Value" for purposes of the Plan shall mean: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day immediately preceding the date of grant, or, if shares were not traded on the day preceding such date of grant, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to the date of grant as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable.

         (b) In the discretion of the Committee at the time the option is exercised, the exercise price of any option granted under the Plan shall be paid in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise; provided, however, that subject to the timing requirements of Section 2.7, in the discretion of the Committee and upon receipt of all regulatory approvals, the person exercising the option may deliver as payment in whole or in part of such exercise price certificates for Common Stock of the Company (duly endorsed or with duly executed stock powers attached), which shall be valued at its Fair Market Value on the day of exercise of the option, or other property deemed appropriate by the Committee; and, provided further, that, subject to Section 422 of the Code, so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board shall be permitted in the discretion of the Committee. Without limiting the Committee's discretion in this regard, consecutive book entry stock-for-stock exercises of options (or "pyramiding") also are permitted in the Committee's discretion.

         Irrespective of the form of payment, the delivery of shares issuable upon the exercise of an option shall be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes resulting, in the Company's judgment, from the exercise. In the discretion of the Committee, such payment to the Company may be effected through (i) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the optionee by the Company on exercise of the option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (ii) payment by the optionee to the Company of the aggregate withholding taxes in cash, (iii) withholding by the Company from other amounts contemporaneously owed by the Company to the optionee, or (iv) any combination of these three methods, as determined by the Committee in its discretion.


                                      B-3-

   2.2  Option Period.
        -------------

         (a) The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 30 days following a Termination of Employment (as defined in Section 3.2 hereof) for any reason other than death or disability, or six months following a Termination of Employment for disability or following an optionee's death.

         (b) Outside Date for Exercise. Notwithstanding any provision of this
Section 2.2, in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

   2.3  Exercise of Options.
        -------------------

         Each option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Committee shall determine; provided, however, that each option shall become exercisable in full no later than ten years after such option is granted, and each option shall become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if the holder of an option shall not in any given installment period purchase all of the shares which such holder is entitled to purchase in such installment period, such holder's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in Section 2.5. At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such option or portion thereof may be exercised in whole or in part; provided, however, that the Committee may, by the terms of the option, require any partial exercise to be with respect to a specified minimum number of shares. No option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an option at the time of exercise, the optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.


                                      B-4-

   2.4  Transferability of Options.
        --------------------------

         Except as the Committee may determine as aforesaid, an option granted under the Plan shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code), and shall be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan and the applicable Stock Option Agreement, and any levy of any attachment or similar process upon an option, shall be null and void, and otherwise without effect, and the Committee may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.

   2.5  Limitation on Exercise of Incentive Stock Options.
        -------------------------------------------------

         To the extent that the aggregate Fair Market Value (determined on the date of grant as provided in Section 2.1 above) of the Common Stock with respect to which Incentive Stock Options granted hereunder (together with all other Incentive Stock Option plans of the Company) are exercisable for the first time by an optionee in any calendar year under the Plan exceeds $100,000, such options granted hereunder shall be treated as Nonstatutory Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

   2.6  Disqualifying Dispositions of Incentive Stock Options.
        -----------------------------------------------------

         If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the option holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

   2.7  Certain Timing Requirements.
        ---------------------------

         At the discretion of the Committee, shares of Common Stock issuable to the optionee upon exercise of an option may be used to satisfy the option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the optionee to use shares of Common Stock issuable to the optionee upon exercise of the option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such option price or withholding taxes.


                                      B-5-

   2.8  No Effect on Employment.
        -----------------------

         Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge any optionee at any time for any reason whatsoever, with or without cause.

         For purposes of the Plan, "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Plan, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. OTHER PROVISIONS

   3.1  Sick Leave and Leaves of Absence.
        --------------------------------

         Unless otherwise provided in the Stock Option Agreement, and to the extent permitted by Section 422 of the Code, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or, if longer, if the optionee's right to reemployment by the Company is guaranteed either contractually or by statute. A Stock Option Agreement may contain such additional or different provisions with respect to leave of absence as the Committee may approve, either at the time of grant of an option or at a later time.

   3.2  Termination of Employment.
        -------------------------

         For purposes of the Plan "Termination of Employment," shall mean the time when the employee-employer relationship between the optionee and the Company, any Subsidiary or any Parent Corporation is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an optionee by the Company, any Subsidiary or any Parent Corporation, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Subsidiary or any Parent Corporation with the former employee. Subject to Section 3.1, the Committee, in its absolute discretion, shall determine the affect of all matters and questions relating to Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section.


                                      B-6-

   3.3  Issuance of Stock Certificates.
        ------------------------------

         Upon exercise of an option, the Company shall deliver to the person exercising such option a stock certificate evidencing the shares of Common Stock acquired upon exercise. Notwithstanding the foregoing, the Committee in its discretion may require the Company to retain possession of any certificate evidencing stock acquired upon exercise of an option which remains subject to repurchase under the provisions of the Stock Option Agreement or any other agreement signed by the optionee in order to facilitate such repurchase provisions.

   3.4  Terms and Conditions of Options.
        --------------------------------

         Each option granted under the Plan shall be evidenced by a written Stock Option Agreement ("Stock Option Agreement") between the option holder and the Company providing that the option is subject to the terms and conditions of the Plan and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case.

   3.5  Adjustments Upon Changes in Capitalization; Merger and Consolidation.
        --------------------------------------------------------------------

         If the outstanding shares of Common Stock are changed into, or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment shall be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make a corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee in its discretion shall make an appropriate and equitable adjustment to the exercise prices of options then outstanding under the Plan.

         Where an adjustment under this Section 3.5 of the type described above is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(b)(3) of the Code.

         In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into a security of another entity, a sale of more than 50% of the Company's assets, or a similar event that the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices, or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option. In the case of a change in corporate control, the Committee may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 3.5, take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the option holder, or both, under Section 280G of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects.


                                      B-7-

         No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under this Section 3.5.

   3.6  Rights of Participants and Beneficiaries.
        ----------------------------------------

         The Company shall pay all amounts payable hereunder only to the option holder or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

   3.7  Government Regulations.
        ----------------------

         The Plan, and the grant and exercise of options and the issuance and delivery of shares of Common Stock under options granted hereunder, shall be subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and federal margin requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


                                      B-8-

   3.8  Amendment and Termination.
        -------------------------

         The Board or the Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the option holder, make such modifications of the terms and conditions of such option holder's option as it shall deem advisable, provided, however, that, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder affected thereby, alter or impair any rights or obligations under any option theretofore granted under the Plan. No option way be granted during any period of suspension nor after termination of the Plan, and in no event may any option be granted under the Plan after the expiration of ten years from the date the Plan is adopted by the Board.

   3.9  Time of Grant And Exercise of Option.
        ------------------------------------

         An option shall be deemed to be exercised when the Secretary of the Company receives written notice from an option holder of such exercise, payment of the exercise price determined pursuant to Section 2.1 of the Plan and set forth in the Stock Option Agreement, and all representations, indemnifications and documents reasonably requested by the Committee.

   3.10 Privileges of Stock Ownership; Non-Distributive Intent; Reports to Option Holders.
        ------------------------------------------------------------------

         A participant in the Plan shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the optionee. Upon exercise of an option at a time when there is not in effect under the Securities Act of 1933, as amended, a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of Section 10(a)(3) of said Act, the optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

         The Company shall furnish to each optionee under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.


                                      B-9-

   3.11 Legending Share Certificates.
        ----------------------------

         In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an option granted under the Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by applicable laws or regulations. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend.

         Additionally, and not by way of limitation, the Committee may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange upon which Common Stock is then traded.

   3.12 Use of Proceeds.
        ---------------

         Proceeds realized pursuant to the exercise of options under the Plan shall constitute general funds of the Company.

   3.13 Changes in Capital Structure; No Impediment to Corporate Transactions.
        ---------------------------------------------------------------------

         The existence of outstanding options under the Plan shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise.

   3.14 Effective Date of the Plan.
        --------------------------

         The Plan shall be effective as of the date of its approval by the stockholders of the Company within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.


                                      B-10-

   3.15 Termination.
        -----------

         The Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board or earlier as provided in Section 3.8. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

   3.16 No Effect on Other Plans.
        ------------------------

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Subsidiary or any Parent Corporation. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, any Subsidiary or any Parent Corporation or (ii) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.


                                   *   *   *


                                      B-11-

                GENERAL PROXY - ANNUAL MEETING OF STOCKHOLDERS OF
                     MODERN MEDICAL MODALITIES CORPORATION

          The undersigned hereby appoints Baruh Hayut, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Modern Medical Modalities Corporation, to be held at Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, 9th floor, New York, New York 10022 at 11:00 a.m. local time on October 30, 2003, and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated October 1, 2003 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of Modern Medical Modalities Corporation's Board of Directors.

1. To elect three directors to serve until the next Annual Meeting of Stockholders.

         - Baruh Hayut              - Jacov Hayut             - Minesh Patel


         __ FOR ALL NOMINEES        __ WITHHELD FOR ALL NOMINEES

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------


2. To approve an amendment to the Company's amended and restated certificate of incorporation to increase the authorized number of the Company's shares from 15,000,000 to 100,000,000.


                             __ FOR         __ AGAINST         __ ABSTAIN

3. To approve an amendment to the Company's amended and restated certificate of incorporation to whereby 1,000,000 shares of the Company's authorized shares will be designated "blank check" preferred stock.

                             __ FOR         __ AGAINST         __ ABSTAIN

4. To adopt the Company's 2003 Stock Option Plan.

                             __ FOR         __ AGAINST         __ ABSTAIN

5. To ratify the appointment of Liebman, Goldberg & Drogin, P.C. as the Company independent certified public accountants for the ensuing year.

                             __ FOR         __ AGAINST         __ ABSTAIN

6. In their discretion, upon such other matter or matters that may properly come before the meeting, or and adjournments thereof.

--------------------------------------------------------------------------------
                 (Continued and to be signed on the other side)
(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

Date:                            , 2003
      --------------------------             ------------------------------

                                             (Print name of Stockholder)

                                             ------------------------------
                                             (Print name of Stockholder)


                                             ------------------------------
                                             Signature

                                             ------------------------------
                                             Signature

                                             Number of Shares   ________________
                                             Note: Please sign exactly as name
                                                    appears in the Company's
                                                    records. Joint owners should
                                                    each sign. When signing as
                                                    attorney, executor or
                                                    trustee, please give title
                                                    as such.